AMENDMENT NO. 1 TO CREDIT AGREEMENT


     THIS AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this
"Amendment No. 1"), dated as of September 30, 1995, among OREGON STEEL
 ---------------
MILLS, INC., a Delaware corporation (the "Borrower"), the various
                                          --------
financial institutions as are or may become parties hereto (collectively, the "Lenders"), FIRST INTERSTATE BANK OF OREGON,
                    -------
N.A. ("First Interstate"), as administrative agent (the
       ----------------
"Administrative Agent"), for the Lenders, THE BANK OF NOVA SCOTIA
 --------------------
("Scotiabank"), as syndication agent for the Lenders (the "Syndication
  ----------                                               -----------
Agent") and the First Interstate and Scotiabank as managing agents
-----
(the "Managing Agents"; the Managing Agents, the Administrative Agent
      ---------------
and the Syndication Agent are collectively referred to as the "Agents") for the Lenders.
 ------

                       W I T N E S S E T H:
                       - - - - - - - - - -

     WHEREAS, the Borrower, the Lenders and the Agents are
parties to the Credit Agreement, dated as of December 14, 1994
(hereinafter referred to as the "Existing Credit Agreement"); and
                                 -------------------------

     WHEREAS, the Borrower has requested that certain amendments be made to the Existing Credit Agreement; and

     WHEREAS, the Lenders and Agents are willing to make certain amendments to the Existing Credit Agreement on the terms and conditions hereinafter provided;

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                            ARTICLE I

                           DEFINITIONS
                           -----------

     SECTION 1.1.  CERTAIN DEFINITIONS.  The following terms (whether
                   -------------------
or not underscored) when used in this Amendment No. 1 shall have the following meanings:

     "Amended Credit Agreement" shall mean the Existing Credit
      ------------------------
Agreement as amended by this Amendment No. 1.

     "Amendment No. 1 Effective Date" shall have the meaning provided

      ------------------------------
in Section 6.1.
   -----------

     SECTION 1.2.  OTHER DEFINITIONS.  Unless otherwise defined or the
                   -----------------
context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.


                            ARTICLE II

                          AMENDMENTS TO
                          -------------
                     EXISTING CREDIT AGREEMENT
                     -------------------------

     Effective on the Amendment No. 1 Effective Date, the Existing Credit Agreement is amended in accordance with the terms of this
Article II; except as so amended, the Existing Credit Agreement shall
----------
continue to remain in all respects in full force and effect.

     SECTION 2.1.  AMENDMENTS TO SECTION 1.1.
                   --------------------------

     2.1.1. The definition of "Change in Control" is hereby amended to read in its entirety as follows:

          "'Change in Control' means (i) the acquisition by
            -----------------
     any Person (other than the ESOP), or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 20% or more of the outstanding shares of voting stock of the Borrower, or (ii) the occurrence of any event or condition that would require the Borrower to repurchase or redeem any Permitted Subordinated Indebtedness as a result of any 'change in control,' 'change of control' or similar circumstance under the definitive documentation for any Permitted Subordinated Indebtedness."

     2.1.2. Clause (iii) of clause (x) of the definition of "Interest Coverage Ratio" is hereby amended to read in its entirety as follows:
"(iii) interest expense during such period plus" and clause (y) of the
                                           ----
definition of "Interest Coverage Ratio" is hereby amended to read in its entirety as follows: "(y) the Borrower and its Subsidiaries' total interest expense (including capitalized interest) paid in cash during such period."

     2.1.3.  The second sentence of the definition of "Applicable
Margin" is hereby amended by inserting the following immediately before the end thereof:

          "; provided, further, that if on or before March 31,
             --------  -------
     1996 the Borrower shall not have received an aggregate of at


     least $50,000,000 of Net Equity Proceeds and/or Net Permitted Subordinated Indebtedness Proceeds, then as of such date each Applicable Margin set forth above shall increase by .25%, and if on or before May 31, 1996, the Borrower shall not have received (in addition to the above-mentioned $50,000,000) an aggregate of at least $50,000,000 of additional Net Equity Proceeds and/or Net Permitted Subordinated Indebtedness Proceeds, each Applicable Margin set forth above shall increase by an additional .25%; provided, further, that if, after the Applicable Margins shall
     --------  -------
     have been increased by .25% as provided in the first clause of the preceding proviso, the Borrower shall have thereafter received an aggregate of at least $50,000,000 of Net Equity Proceeds and/or Net Permitted Subordinated Indebtedness Proceeds, the Applicable Margins shall thereupon be reduced by .25% and if after the Applicable Margins shall have been increased by .25% as provided in the second clause of the preceding proviso, the Borrower shall have thereafter received (in addition to the above-mentioned $50,000,000) an aggregate of at least $50,000,000 of additional Net Equity Proceeds and/or Net Permitted Subordinated Indebtedness Proceeds, the Applicable Margins shall thereupon be reduced by .25% (returning the Applicable Margins to the levels set forth in the chart above).

     2.1.4.  There shall be added to Section 1.1 of the Existing
Credit Agreement new definitions, in appropriate alphabetical sequence, reading in their entirety as follows:

          "Net Permitted Subordinated Indebtedness Proceeds"
           ------------------------------------------------
     means, with respect to any issuance by the Borrower of any Permitted Subordinated Indebtedness, the gross consideration received by or for the Borrower minus underwriting and brokerage commissions, discounts and fees and other professional fees and expenses relating to such issuance that are payable by the Borrower.

          "Permitted Subordinated Indebtedness" means unsecured
           -----------------------------------
     Indebtedness of the Borrower which is subordinated to the monetary Obligations of the Borrower upon terms no less favorable to the Lenders in any substantial respect than those set forth in Exhibit M or upon such other terms as may be satisfactory to the Managing Agents and the Required Lenders."

     SECTION 2.2.  AMENDMENT OF SECTION 3.1.3
                   --------------------------

     The final sentence of Section 3.1.3 of the Existing Credit
Agreement is hereby amended to read in its entirety as follows:

          "If less than $200,000,000 of Term Loans are outstanding on the Term Facility Commitment Termination Date (other than pursuant to mandatory prepayments or mandatory commitment reductions required under this Agreement), then all scheduled payments shall be reduced pro rata."
                                              --------

     SECTION 2.3  AMENDMENT OF SECTION 3.1.5.
                  --------------------------

     Section 3.1.5 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

          "SECTION 3.1.5  Net Equity Proceeds.  Within five Business
                          -------------------
     Days of the receipt by the Borrower of any Net Equity Proceeds, the Borrower shall make a mandatory prepayment of the Loans in an amount equal to 100% of such Net Equity Proceeds to be applied as set forth in Section 3.2.2 or, if such prepayment would cause the
                  -------------
     Borrower to be liable for losses or expenses pursuant to the terms of Section 4.4(a) hereof, the Borrower shall deliver such
              --------------
     Net Equity Proceeds to the Administrative Agent to be held as cash collateral pursuant to the terms of the Security Agreement and to be applied by the Administrative Agent as set forth in
     Section 3.2.2 to the payments of the Loans on the earliest dates
     -------------
     such payment may be made without incurring losses or expenses pursuant to Section 4.4(a). Notwithstanding the foregoing, no
                 --------------
     mandatory prepayment of the Loans shall be required to be made from the first $75,000,000 of Net Equity Proceeds received by the Borrower."

     SECTION 2.4.  ADDITION OF SECTION 3.1.9.
                   -------------------------

     There shall be added to the Existing Credit Agreement, immediately after Section 3.1.8, a new Section reading in its entirety as follows:

          "SECTION 3.1.9.  Net Permitted Subordinated Indebtedness
           -------------------------------------------------------
     Proceeds.  Upon receipt by the Borrower of any Net Permitted
     --------
     Subordinated Indebtedness Proceeds, the Commitments shall immediately be reduced and/or within five Business Days of the receipt by the Borrower of such proceeds, the Borrower shall make a mandatory prepayment of the Loans, in each case in the amounts specified in the following sentence for application as set forth in Section 3.2.3 or, if such a prepayment would cause the
        -------------
     Borrower to be liable for losses or expenses pursuant to the terms of Section 4.4(a) hereof, the Borrower shall deliver such
              --------------
     Net Permitted Subordinated Indebtedness Proceeds to the Administrative Agent to be held as cash collateral pursuant to the terms of the Security Agreement and to be applied by the Administrative Agent as set forth in Section 3.2.3 to
                                              -------------
     the payments of the Loans on the earliest dates such payment may be made without incurring losses or expenses pursuant to
     Section 4.4(a).  The mandatory Commitment reductions and/or
     --------------
     prepayment of the Loans described above shall be in an amount equal to 40% of such Net Permitted Subordinated Indebtedness Proceeds, so long as such proceeds do not exceed $75,000,000 in the aggregate, and if such Net Permitted Subordinated Indebtedness Proceeds exceed $75,000,000 in the aggregate, 100% of all amounts in excess of $75,000,000 shall be applied to reduce the Commitments and Loans; provided, however, if the
                                       --------  -------
     amount of Net Equity

     Proceeds received by the Borrower prior to the issuance of any Permitted Subordinated Indebtedness exceeds $50,000,000, then the $75,000,000 threshold previously described shall be increased by one dollar for each dollar of Net Equity Proceeds in excess of $50,000,000 received by the Borrower."

     SECTION 2.5.  ADDITION OF SECTION 3.2.3.
                   -------------------------

     There shall be added to the Existing Credit Agreement,
immediately after Section 3.2.2, a new Section reading in its entirety
                  -------------
as follows:

          "SECTION 3.2.3.  Further Mandatory Commitment Reductions and
           -----------------------------------------------------------
     Prepayments.  Upon the Borrower's receipt of Net Permitted
     -----------
     Subordinated Indebtedness Proceeds as described in Section 3.1.9,
                                                        -------------
     the Commitments shall be reduced and the Loans shall be repaid as hereinafter provided. Such proceeds shall first reduce any unused portion of the Term Loan Commitment and may, to the extent thereof, be retained by the Borrower. After there exists no unused Term Loan Commitment, all remaining proceeds shall be applied to the scheduled repayments of Term Loans set forth in
     Section 3.1.3  in inverse order of maturity.  After all
     -------------
     outstanding Term Loans have been repaid in full, if any proceeds remain, the Revolving Loan Commitment Amount shall be reduced by the aggregate amount of such proceeds (and the Borrower shall make a prepayment of Revolving Loans in an amount equal to the excess, if any, of the then outstanding Revolving Loans over the Revolving Loan Commitment amount, as so reduced)."

     SECTION 2.6.  AMENDMENTS TO SECTION 7.2.2.
                   ---------------------------

     Section 7.2.2 of the Existing Credit Agreement is hereby amended
(a) by adding the following clause immediately after clause (i) thereof:

     "(j) Permitted Subordinated Indebtedness;"

and (b) by amending the proviso at the end of such Section to read in its entirety as follows:

     "provided, however, that no Indebtedness otherwise permitted by
      --------  -------
     clauses (d), (e), (f), (g), (h), (i) or (j) shall be permitted
     -----------  ---  ---  ---  ---  ---    ---
     if, after giving effect to the incurrence thereof, any Default shall have occurred and be continuing."

     SECTION 2.7.  AMENDMENT TO SECTION 7.2.4(b).
                   -----------------------------

     Section 7.2.4(b) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

          (b) Its Interest Coverage Ratio, tested on a rolling four quarter basis, to be less than the specified ratio as of the end of any of the following Fiscal Quarters:

          Fiscal Quarter         Minimum Interest Coverage Ratio
          --------------         -------------------------------

          September 30, 1995               1.25 to 1.0
          December 31, 1995                1.20 to 1.0
          March 31, 1996                   1.45 to 1.0
          June 30, 1996                    1.50 to 1.0
          September 30, 1996               1.75 to 1.0
          December 31, 1996                2.00 to 1.0
          March 31, 1997                   2.25 to 1.0
          June 30, 1997                    2.50 to 1.0
          September 30, 1997               2.75 to 1.0
          December 31, 1997                3.00 to 1.0
          March 31, 1998                   3.00 to 1.0
          June 30, 1998                    3.25 to 1.0
          September 30, 1998               3.25 to 1.0
          December 31, 1998                3.50 to 1.0
          March 31, 1999                   3.50 to 1.0
          June 30, 1999                    3.75 to 1.0
          September 30, 1999               3.75 to 1.0
          December 31, 1999                4.00 to 1.0

     SECTION 2.8.  AMENDMENT TO SECTION 7.2.4(e).
                   -----------------------------

     Section 7.2.4(e) of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

          (e) Its Funded Debt to Capitalization Ratio at any time to exceed the specified ratio in any of the following Fiscal
Quarters:

                                      Maximum Funded Debt to
          Quarter Ending               Capitalization Ratio
          --------------              ----------------------

          September 30, 1995               .55 to 1.0
          December 31, 1995                .58 to 1.0
          March 31, 1996                   .58 to 1.0
          June 30, 1996                    .50 to 1.0
          September 30, 1996               .50 to 1.0
          December 31, 1996                .50 to 1.0
          March 31, 1997                   .50 to 1.0
          June 30, 1997                    .50 to 1.0
          September 30, 1997               .50 to 1.0
          December 31, 1997                .50 to 1.0
          March 31, 1998                   .40 to 1.0
          June 30, 1998                    .40 to 1.0
          September 30, 1998               .40 to 1.0
          December 31, 1998                .40 to 1.0
          March 31, 1999                   .35 to 1.0
          June 30, 1999                    .35 to 1.0
          September 30, 1999               .35 to 1.0
          December 31, 1999                .35 to 1.0

     SECTION 2.9.  AMENDMENT TO SECTION 7.2.7.
                   --------------------------

     Section 7.2.7 of the Existing Credit Agreement is hereby amended to read in its entirety as follows:

          SECTION 7.2.7  Capital Expenditures, etc.  The Borrower will
                         --------------------------
     not, and will not permit any of its Subsidiaries to, make or commit to make Capital Expenditures in any Fiscal Year, except Capital Expenditures substantially as contemplated by the Borrower's revised financial plan dated as of October 27, 1995 and which do not aggregate in excess of the amount set forth below opposite such Fiscal Year:

           Year                      Maximum Capital Expenditures
           ----                      ----------------------------

           1995                                $187,500,000
           1996                                $ 86,250,000
           1997                                $ 65,000,000
           1998                                $ 30,000,000
           1999                                $ 25,000,000

     provided, however, that
     --------  -------

          (i) if a duly executed and delivered Compliance Certificate demonstrates that the Funded Debt to Capitalization Ratio is .50 to 1.0 or less as of the last day of any Fiscal Quarter ending on or after December 31, 1995, then the maximum Capital Expenditures for the 1996 Fiscal Year shall be increased to $115,000,0000 and the maximum Capital Expenditures for the 1997 and 1999 Fiscal Years shall be reduced to $40,000,000 and $20,000,000, respectively;

          (ii) to the extent Capital Expenditures are made or committed to be made in any Fiscal year in an amount less than the maximum amount permitted for such Fiscal year as provided above, the Capital Expenditures which the Borrower or its Subsidiaries may make or commit to make in the next following Fiscal Year shall be increased by 100% of the amount of the permitted Capital Expenditures not so made or committed to be made in the immediately preceding Fiscal Year (the "Carry-Forward Amount");
                     --------------------

          (iii) if all or part of the Carry-Forward Amount is not used in full in the immediately succeeding Fiscal Year, up to 50% of such original Carry-Forward Amount may be carried forward to the second immediately succeeding Fiscal Year, but no further carry forward of such Carry-Forward Amount to any other succeeding Fiscal Year shall be permitted; and

          (iv)   no portion of any Carry-Forward Amount shall be
          used in any Fiscal Year until the entire amount of the
          Capital Expenditures permitted to be made or committed to be made in such Fiscal Year as provided in the preceding clauses (ii) and (iii) shall have been used.
          ------------     -----

     SECTION 2.10.  ADDITION OF SECTION 7.2.14.
                    --------------------------

     There shall be added to the Credit Agreement a new Section 7.2.14 reading in its entirety as follows:

     "SECTION 7.2.14.  Permitted Subordinated Indebtedness.
                       -----------------------------------
     The Borrower will not, and will not permit any of its Subsidiaries to, (i) make any cash payments of interest on any Permitted Subordinated Indebtedness or (ii) make any payment or prepayment of, or redemption or acquisition for value of, any Permitted Subordinated Indebtedness."

     SECTION 2.11.  AMENDMENT OF EXHIBIT L.
                    ----------------------

     Exhibit L to the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth in Exhibit L to this Amendment No. 1.

     SECTION 2.12.  ADDITION OF NEW EXHIBIT.
                    -----------------------

     There shall be added to the Existing Credit Agreement, immediately after Exhibit L, a new Exhibit M in the form of Exhibit M to this Amendment No. 1.


                             ARTICLE III

                     OTHER AGREEMENTS CONCERNING
                     ---------------------------
                      EXISTING CREDIT AGREEMENT
                      -------------------------

     SECTION 3.1.   EXTENSION OF REVOLVING LOAN COMMITMENT
                    --------------------------------------
TERMINATION DATE.  The Borrower has requested the Lenders to extend
----------------
the Revolving Loan Commitment Termination Date by one year. Subject to the terms and conditions hereinafter set forth, the Lenders have agreed to extend the date specified in clause (b) of the definition of the term "Revolving Loan Commitment Termination Date" from December 31, 1997 to December 31, 1998; provided, however, such extension shall
                               --------  -------
not be effective unless and until the Borrower has duly executed and delivered a Compliance Certificate that demonstrates that the Funded Debt to Capitalization Ratio is .50 to 1.00 or less as of the last day of any Fiscal Quarter ending on December 31, 1995, March 31, 1996 or June 30, 1996.

     SECTION 3.2.  RELEASE OF COLLATERAL.  The Borrower has agreed to
                   ---------------------
sell 3% of the shares of the common stock of New CF&I to a third party for considerations identified in the Borrower's revised financial plan dated as of October 27, 1995. Pursuant to the terms of the Pledge Agreement and Section 10.1 of the Existing Credit Agreement, the consent of the Required Lenders is required before such a sale may be completed. By their execution of this Amendment No. 1, each of the undersigned Lenders have evidenced their consent to the sale of 3% of the common stock of New CF&I by the Borrower, substantially on the terms described above; provided, that (i) such sale shall be completed
                       --------
on or before December 31, 1995 and (ii) the Term Loan Commitment shall immediately be reduced upon the Borrower's receipt of the net proceeds from such sale by $3,100,000.


                             ARTICLE IV

                     REPRESENTATIONS AND WARRANTIES
                     ------------------------------

     In order to induce the Lenders to make the amendments provided for in Article II and to extend the Revolving Loan Commitment Termination Date as provided for in Article III, the Borrower hereby
(a) represents and warrants, that each of the representations and warranties contained in the Existing Credit Agreement and in the other Loan Documents is true and correct as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such

                                 -9-
representation and warranty shall be true and correct in all material respects as of such earlier date) and immediately after giving effect to the provisions of this Amendment No. 1 no Default has occurred and is continuing and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default. By its
----------
execution hereof, each Lender acknowledges receipt of the Borrower's revised financial plan dated as of October 27, 1995, together with the Borrower's monthly projections through December 31, 1996.


                             ARTICLE V

                    ACKNOWLEDGEMENT OF GUARANTORS
                    -----------------------------

     By executing the acknowledgement to this Amendment No. 1, each Guarantor of the Borrower hereby confirms and agrees that the Guaranty and each Security Agreement to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the Amendment No. 1 Effective Date, each reference therein to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and refer to the Existing Credit Agreement after giving effect to this Amendment No. 1.


                             ARTICLE VI

                     CONDITIONS TO EFFECTIVENESS
                     ---------------------------

     SECTION 6.1.  EFFECTIVE DATE.  This Amendment No. 1 shall become
                   --------------
effective on the date (herein called the "Amendment No. 1 Effective
                                          -------------------------
Date") when the conditions set forth in this Section 6.1 have been
----                                         -----------
satisfied, such effectiveness to be retroactive to September 30, 1995.

     SECTION 6.1.1.  EXECUTION OF COUNTERPARTS.  The Administrative
                     -------------------------
Agent shall have received counterparts of this Amendment No. 1 duly executed and delivered on behalf of the Borrower, the Guarantors, the Lenders and the Agents.

     SECTION 6.1.2.  RESOLUTIONS AND LEGAL OPINION.  The
                     -----------------------------
Administrative Agent shall have received (a) resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of Amendment No. 1 and (b) a satisfactory legal opinion from Schwabe Williamson & Wyatt (or other counsel satisfactory to the Agents) as to the due authorization, execution, and delivery of this Amendment No. 1 by, and good standing of, the Borrower and the Guarantors and the enforceability of this Amendment No. 1 against the Borrower and the Guarantors.

     SECTION 6.1.3.  Fees.  The Agents shall have received, for and on
                     ----
behalf of the Lenders, payment in full of the fees provided for in the fee letter, dated October 30, 1995, between the Borrower and the Agents.

     SECTION 6.1.4.  LEGAL DETAILS, ETC.  All documents executed or
                     -------------------
submitted pursuant hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Managing Agents and their counsel.

     SECTION 6.2.  EXPIRATION.  If all of the conditions set forth in
                   -----------
Section 6.1 hereof shall not have been satisfied on or prior to
-----------
November 15, 1995, the agreements of the parties contained in this Amendment No. 1 shall, unless otherwise agreed by the Lenders, terminate effective immediately on such date and without further action.


                             ARTICLE VII

                            MISCELLANEOUS
                            -------------

     SECTION 7.1.  LOAN DOCUMENT PURSUANT TO EXISTING CREDIT
                   -----------------------------------------
AGREEMENT.  This Amendment No. 1 is a Loan Document executed pursuant
---------
to the Existing Credit Agreement. Except as expressly amended or waived hereby, all of the representations, warranties, terms, covenants and conditions contained in the Existing Credit Agreement and each other Loan Document shall remain unamended and in full force and effect. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any of its Subsidiaries or which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

     SECTION 7.2.  COUNTERPARTS, ETC.  This Amendment No. 1 may be
                   -----------------
executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SECTION 7.3.  GOVERNING LAW; ENTIRE AGREEMENT.  THIS
                   -------------------------------
AMENDMENT NO. 1 SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND
GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                              OREGON STEEL MILLS, INC.


                              By:
                                 -----------------------------------
                                 Title:
                                       -----------------------------


                              FIRST INTERSTATE BANK OF OREGON,
                              N.A., as Administrative Agent and
                              Managing Agent


                              By:
                                 -----------------------------------
                                 Title:
                                       -----------------------------

                                 -11-


                              THE BANK OF NOVA SCOTIA, as
                              Syndication Agent and Managing
                              Agent


                              By:
                                 -----------------------------------
                                 Title:
                                       -----------------------------



                                           LENDERS
                                           -------

                               FIRST INTERSTATE BANK OF OREGON,
                               N.A.


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------


                               THE BANK OF NOVA SCOTIA


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------

                               TORONTO DOMINION (TEXAS), INC.


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------


                               UNITED STATES NATIONAL BANK OF
                               OREGON


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------


                               KEY BANK OF WASHINGTON


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------

                               NBD BANK, N.A.


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------


                               THE BANK OF TOKYO, LTD., PORTLAND
                               BRANCH


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------


                               PNC BANK, NATIONAL ASSOCIATION


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------


                               THE BANK OF CALIFORNIA, N.A.


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------

                               NATIONSBANK OF TEXAS, N.A.


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------


                               FUJI BANK, LIMITED


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------

                               BANK OF AMERICA NT & SA


                               By:
                                  ----------------------------------
                                  Title:
                                        ----------------------------


Acknowledged and Accepted:

NAPA PIPE CORPORATION


By:
   ---------------------------
   Name:
   Title:


OREGON STEEL MILLS - FONTANA DIVISION, INC.


By:
   ---------------------------
   Name:
   Title:


CAMROSE PIPE CORPORATION


By:
   ---------------------------
   Name:
   Title:


NEW CF & I, INC.


By:
   ---------------------------
   Name:
   Title:

Exhibits available upon request.